Exhibit 99.1

                          CELADON GROUP, INC. ANNOUNCES
                        FILING OF REGISTRATION STATEMENT


INDIANAPOLIS, INDIANA - April 29, 2004 (BUSINESS WIRE) - Celadon Group, Inc. (Nasdaq/NMS:CLDN) announced today that it filed a registration statement on Form S-3 with the Securities and Exchange Commission.

The registration statement covers the offer of up to 2,691,000 shares of the Company's common stock, including 351,000 shares subject to an over-allotment option in favor of the underwriters. Of the shares covered by the filing, 2,200,000 shares will be offered by the Company, 100,000 shares will be offered by Stephen Russell, the Company's Chairman, CEO, and President, 20,000 shares will be offered by Paul Will, the Company's Executive Vice President and Chief Financial Officer, and 20,000 shares will be offered by Michael Miller, a long-time director of the Company. The shares subject to the over-allotment option, if exercised by the underwriters, will be sold by the Company. The selling stockholders will receive all of the proceeds from the shares sold by each in the offering.

A registration statement relating to the securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. When available, copies of the preliminary prospectus relating to the offering may be obtained from the offices of Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202.

Celadon Group, Inc. is a truckload carrier headquartered in Indianapolis that operates in the U.S., Mexico, and Canada. Celadon is also the majority owner of TruckersB2B, Inc., which is a provider of cost benefits to more than 16,300 member fleets. Please visit the company's websites at: www.celadongroup.com and www.truckersb2b.com.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," or similar expressions. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant assumptions, risks, and uncertainties. Important factors currently known to management that could cause actual results or events to differ materially from those expressed in or implied by forward-looking statements include, but are not limited to, the following: excess tractor and trailer capacity in the trucking industry; decreased demand for our services or loss of one or more of our major customers; surplus inventories; recessionary economic cycles and downturns in customers' business cycles; strikes, work slow downs, or work stoppages at our facilities, or at customer, port, or other shipping related facilities; our ability to execute our strategic plan; increases in compensation for and difficulty in
attracting  and  retaining   qualified  drivers

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and  independent  contractors;  increases in insurance  premiums and  deductible amounts; elevated experience in the frequency or severity of claims relating to accident, cargo, workers' compensation, health, and other matters; increases or rapid fluctuations in fuel prices, as well as fluctuations in hedging activities and surcharge collection, the volume and terms of diesel purchase commitments,
interest  rates,  fuel  taxes,   tolls,  and  license  and  registration   fees;
fluctuations in foreign currency exchange rates; increases in the prices paid for new revenue equipment; increases in interest rates or decreased availability of capital or other sources of financing for our planned revenue equipment upgrade; decreases in the resale value of our used equipment; seasonal factors such as harsh weather conditions that increase operating costs; competition from
trucking,  rail,  and  intermodal  competitors;   regulatory  requirements  that
increase   costs   or   decrease   efficiency,    including   recently   revised
hours-of-service  requirements for drivers;  our ability to identify  acceptable
acquisition  candidates,   consummate   acquisitions,   and  integrate  acquired
operations; the timing of, and any rules relating to, the opening of the border to Mexican drivers; challenges of doing business internationally; our ability to retain key employees; and the effects of actual or threatened military action or terrorist attacks or responses, including security measures that may impede shipping efficiency, especially at border crossings. Readers should review and consider the various disclosures made by the Company in its press releases, stockholder reports, and public filings, including the Registration Statement on Form S-3.


At the Company                                      In Chicago
Steve Russell, Chairman, or Paul Will, CFO          Karl Plath or Brien Gately
317-972-7000                                        847-296-4200